                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        FLAG INVESTORS SERIES FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                        FLAG INVESTORS SERIES FUNDS, INC.
                            INTERNATIONAL EQUITY FUND

                                One South Street
                            Baltimore, Maryland 21202
                           ---------------------------

                                                                June __, 2001

Dear Shareholder:


            On May 7, 2001, the name of the `Flag Investors' family of mutual funds changed to `Deutsche Asset Management.' As a result of this name change, the Deutsche Asset Management family of funds now includes two international mutual funds with identical investment objectives, portfolio holdings policies and fees - your fund, the Flag International Equity Fund (the `Flag Fund'), a series of Flag Investors Series Funds, Inc., and the Deutsche Asset Management International Equity Fund (the `IEF Fund'), a series of BT Investment Funds.

         In anticipation of this change, the Board of Directors of the Flag Fund, on March 27, 2001, voted to approve a plan of reorganization to merge the Flag Fund into the larger IEF Fund (the `Reorganization'). Under the terms of the Reorganization, Flag Fund shareholders will exchange their Flag Fund shares for an equal value of IEF Fund shares as of the date of the Reorganization. We are asking shareholders of the Flag Fund to approve the Reorganization at a shareholder meeting to be held on June 29, 2001. Enclosed is further information relating to the Reorganization, including a Questions and Answers section, proxy statement and proxy card.

         Important information about the Reorganization:

         o The Flag Fund and the IEF Fund pursue identical investment strategies, and have identical investment policies, portfolio holdings, portfolio managers and fees.


         o The exchange of Flag Fund shares for IEF Fund shares will be a tax-free event for federal income tax purposes.

         The Board of Directors believes that the Reorganization is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

         What you should do:

         o Read all enclosed materials including the Questions & Answers section.

         o    Choose one of the following options to vote:

         1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.


         2.   By Telephone: Call the Toll-Free number on your proxy card.


         3.   By Internet: Log on to www.proxyvote.com.

         4.   Attend the Shareholder Meeting (details enclosed).


                                   Sincerely,

                                   [GRAPHIC OMITTED]


                                   Truman T. Semans
                                   Chairman
                                   Flag Investors Series Funds, Inc.

                                                                 June __, 2001



                                 IMPORTANT NEWS
                               FOR SHAREHOLDERS OF
                        FLAG INVESTORS SERIES FUNDS, INC.
                            INTERNATIONAL EQUITY FUND


         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the Reorganization affecting the Flag Fund that requires a shareholder vote.


                          Q & A: QUESTIONS AND ANSWERS


Q. What are shareholders being asked to vote on?


A. Shareholders are being asked to vote on a proposed reorganization, pursuant to which they will exchange their shares of the Flag Fund for an equal value of shares of the International Equity Fund (the `IEF Fund'), a series of BT Investment Funds (the `Reorganization').


Q. Why is the Flag Fund being reorganized?


A. The Flag Fund and the IEF Fund are both part of the Deutsche Asset Management (`DeAM') family of mutual funds. Each fund pursues an identical investment strategy, invests its assets in the same securities and has the same investment policies and fees. The Flag Fund is marketed under the `Flag Investors Funds' brand name, while the IEF Fund is marketed under the DeAM brand name. On May 7, 2001, the Flag Investors Fund brand name changed to DeAM, which means that the DeAM family of funds now includes two essentially identical funds. The IEF Fund, with assets of $x billion as of [date], is far larger than the Flag Fund, which had assets of only $x million as of that same date. The Reorganization is intended to eliminate the smaller Flag Fund, while providing the Flag Fund shareholders an opportunity to continue pursuing the same investment strategy with no change in fees.


Q. What impact will the Reorganization have on the portfolio managers who currently manage the Flag Fund's assets?

A. None. The portfolio managers who currently manage the Flag Fund's assets also manage the IEF Fund's assets.

Q. Will the fees paid by Flag Fund shareholders increase as a result of the Reorganization?

A. No. The overall expenses of the IEF Fund will be the same as the current expenses of the Flag Fund.

Q. Are there any tax consequences of the Reorganization for Flag Fund shareholders?

A. No. The Reorganization will be tax free for federal income tax purposes. Flag Fund shareholders will not recognize any taxable gain or loss in connection with the Reorganization, and the current tax basis for their Flag Fund shares will become the tax basis for the IEF shares they receive as a result of the Reorganization.

Q. Will the Flag Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No. Investment Company Capital Corp., the administrator for the Flag Fund, will bear these costs.

Q. How does the Board of Directors recommend that I vote?

A. After careful consideration, the Board of Directors recommends that you vote in favor of the proposal on the enclosed proxy card.

Q. Where can I get more information?

A. If you need more information, please call 1-800-553-8080.

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

   o    By mail, with the enclosed proxy card(s) and return envelope.

   o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

   o Through the Internet, by using the Internet address that appears on your proxy card and following the instructions on the site.

   o In person at the Shareholder Meeting (see details enclosed in the proxy statement).

Thank you for voting promptly.

                        FLAG INVESTORS SERIES FUNDS, INC.
                            INTERNATIONAL EQUITY FUND
                                ONE SOUTH STREET
                            BALTIMORE, MARYLAND 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 [June 29], 2001


TO THE SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND OF FLAG INVESTORS SERIES FUNDS, INC.:


         You are cordially invited to a special meeting (the `Special Meeting') of the shareholders of the International Equity Fund (the `Flag Fund'), a series of Flag Investors Series Funds, Inc. The Special Meeting will be held on Friday, June 29, 2001, at 2:30 pm (Eastern Time) at the offices of Investment Company Capital Corp., One South Street, the 30th Floor, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposal set forth below and to transact such other business as may properly come before the Special Meeting or any adjournment thereof:

Proposal:   To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and scheduled liabilities of the Flag
            Fund in exchange for shares of beneficial interest of the International Equity Fund (the `IEF Fund'), a series of BT
            Investment Funds, and the distribution of IEF Fund's shares to shareholders of the Flag Fund.

         Only shareholders of the Flag Fund at the close of business on May 10, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card, unless you are voting by telephone or through the Internet. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet. To do so, please follow the instructions included on the enclosed proxy card. It is most important and in your interest to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.



                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /S/ Amy M. Olmert
                                      Amy M. Olmert, Secretary

__, 2001

                                                             ___________, 2001


                        FLAG INVESTORS SERIES FUNDS, INC.
                            INTERNATIONAL EQUITY FUND
                                ONE SOUTH STREET
                            BALTIMORE, MARYLAND 21202

                                 PROXY STATEMENT


         This Proxy Statement is furnished by the Board of Directors of Flag Investors Series Funds, Inc. (the `Company') in connection with the solicitation of proxies for use at the special meeting of shareholders of the International Equity Fund (the `Flag Fund'), a series of the Company, to be held on Friday, June 29, 2001, at 2:30 pm (Eastern Time), or any adjournment thereof (`Special Meeting'), at the offices of Investment Company Capital Corp. (`ICCC'), One South Street, the 30th Floor, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about May 22, 2001.


At the Special Meeting, shareholders will be asked to vote on the following proposal:


Proposal:   To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and scheduled liabilities of the Flag
            Fund in exchange for shares of beneficial interest of the International Equity Fund (the `IEF Fund'), a series of BT
            Investment Funds (the `Trust'), and the distribution of IEF Fund's shares to shareholders of the Flag Fund (the `Reorganization').

         The Flag Fund and the IEF Fund are sometimes collectively referred to in this Proxy Statement as the `Funds'.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the `Proxy') by mail, telephone or Internet, allowing sufficient time for the Proxy to be received on or before 9:00 a.m. Eastern Time, on Friday, June 29, 2001. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on May 10, 2001 has been fixed as the record date (the `Record Date') for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Flag Fund had XXX shares outstanding. Each full share of the Flag Fund will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by ICCC, which serves as administrator to the Flag Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communications by employees and officers of ICCC.

         Upon request, the Company will furnish to shareholders, without charge, a copy of the Flag Fund's Annual Report for its fiscal year ended October 31, 2000. The Annual Report of the Flag Fund may be obtained by written request to the Company, One South Street, Baltimore, Maryland 21202, or by calling 1-800-553-8080.

         The Company is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and its shares are registered under the Securities Act of 1933, as amended (the `1933 Act').

         The Board of Directors of the Company unanimously recommends that you vote FOR the Proposal described in this Proxy Statement.


Proposal:   To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and scheduled liabilities of the Flag
            Fund in exchange for shares of beneficial interest of the IEF Fund, a series of BT Investment Funds, and the distribution of IEF Fund's shares to shareholders of the Flag Fund.


                           SUMMARY OF THE TRANSACTION

         The Special Meeting is being called in order to permit the shareholders of the Flag Fund to vote on the proposed Reorganization whereby the Flag Fund will transfer all of its assets and scheduled liabilities to the IEF Fund in exchange for shares of the IEF Fund.

         The Flag Fund and the IEF Fund are both part of the Deutsche Asset Management (`DeAM') family of mutual funds. Each fund pursues an identical investment strategy, and has the same investment policies and fees. The Flag Fund is marketed under the `Flag Investors Funds' brand name, while the IEF Fund is marketed under the DeAM brand name. On May 7, 2001, the Flag Investors Fund brand name changed to DeAM, which means that the DeAM family of funds now includes two essentially identical funds. The IEF Fund, with assets of $x billion as of [date], is far larger than the Flag Fund, which had assets of only $x million as of that same date. The Reorganization is intended to eliminate the smaller Flag Fund, while providing the Flag Fund shareholders an opportunity to continue pursuing the same investment strategy with no change in fees.

         Currently, both the Flag Fund and the IEF Fund serve as `feeder' funds in a `master-feeder' structure. Under this structure, the Flag Fund and the IEF

Fund each pursues its investment objective by investing in the same master portfolio, the International Equity Portfolio (the `Master Portfolio'), rather than through direct investment in securities. As feeder funds to the Master Portfolio, both Funds have the same investment objective, policies and strategies. The Flag Fund, however, has significantly fewer assets than the IEF Fund. Because of the small asset size of the Flag Fund, the prospects for the Flag Fund's long-term viability are low. The proposed Reorganization would enable shareholders of the Flag Fund to own shares of the IEF Fund, which has more assets, while remaining invested in a feeder fund with the same investment objective, policies and strategies as the Flag Fund.


               DESCRIPTION OF THE REORGANIZATION AND THE AGREEMENT
                           AND PLAN OF REORGANIZATION

         The description of the Agreement and Plan of Reorganization dated as of ___, 2001, by and between the Company, on behalf of the Flag Fund, and the Trust, on behalf of the IEF Fund (the `Agreement') in this Proxy Statement is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. The Agreement provides for the transfer of all of the assets of the Flag Fund in exchange for the assumption by the IEF Fund of all of the scheduled liabilities and acquisition of all of the assets of the Flag Fund. The Agreement further provides for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Board of Directors of the Company (the `Effective Time of Reorganization') of full and fractional shares of the IEF Fund to the shareholders of record of the Flag Fund. The Agreement provides that at the Effective Time of Reorganization, the number of shares of the IEF Fund issued in exchange for shares of the Flag Fund will have an aggregate net asset value equal to the net value of the assets of the Flag Fund transferred pursuant to the Agreement. At the Effective Time of Reorganization, if the shareholders of the Flag Fund approve the Proposal in this Proxy Statement, all of the assets and scheduled liabilities of the Flag Fund will be assigned to and assumed by the IEF Fund.

         In connection with the proposed Reorganization, and prior to the transfer of shares of the IEF Fund to the Flag Fund, the Trust will create new Class A, B and C Shares of the IEF Fund with the same class structure, including fees and expenses, as the Class A, B and C Shares of the Flag Fund. After the transfer of shares from the IEF Fund to the Flag Fund, the Flag Fund will liquidate and each shareholder of record of Class A, B and C shares of the Flag Fund will receive the same number of Class A, B, and C shares, respectively, of the IEF Fund. The IEF Fund will record on its books shares of the Flag Fund as evidence of ownership of IEF Fund shares by the shareholders of record of the Flag Fund. Thereafter, the Company will take all necessary and proper steps to effect the complete termination of the Flag Fund.

         The Reorganization is subject to a number of conditions, including the receipt of certain legal opinions described in Sections 9 and 10 of the Agreement (which include an opinion of counsel that the IEF Fund shares issued in accordance with the terms of the Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Agreement.

         The Agreement may be terminated before the Effective Time of Reorganization by a vote of a majority of the Board of Directors of the Company or the Board of Trustees of the Trust if (i) the conditions set forth in the Agreement are not satisfied; (ii) upon a determination by the Board of Directors of the Company or the Board of Trustees of the Trust that the consummation of the transaction contemplated therein is not in the best interests of the Flag Fund or the IEF Fund, respectively; or (iii) by mutual consent of all parties.

         In the event shareholders of the Flag Fund do not approve the proposed Reorganization at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Directors will re-evaluate their options regarding the organization of the Flag Fund.


                     TAX CONSEQUENCES OF THE REORGANIZATION

         The Reorganization is expected to qualify as a `reorganization' within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the `Code'), with both the Flag Fund and IEF Fund being `parties to a reorganization' within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for both the Flag Fund and the IEF Fund as well as their respective shareholders.

         At the Effective Time of Reorganization, the Trust, on behalf of the IEF Fund, will receive an opinion of counsel, based upon customary representations from the officers of the Company and the Trust, to the effect that for federal income tax purposes (i) the transfer of all of the Flag Fund's assets to, and the assumption of the scheduled liabilities of the Flag Fund by, the IEF Fund in exchange for shares of the IEF Fund, and the distribution of said shares to the shareholders of the Flag Fund, as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized to the Flag Fund as a result of such transactions; (iii) in accordance with Section 1032 of the Code, no gain or loss will be recognized to the IEF Fund as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Flag Fund on the distribution to them by the Flag Fund of shares of the IEF Fund in exchange for their shares of the Flag Fund; (v) in accordance with Section 358(a)(1) of the Code, the basis of IEF

Fund shares received by a shareholder of the Flag Fund will be the same as the basis of the shareholder's Flag Fund shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis to the IEF Fund of the Flag Fund's assets will be the same as the basis of such assets in the hands of the Flag Fund immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for IEF Fund shares will be determined by including the period for which the shareholder held the shares of the Flag Fund exchanged therefor, provided that the shareholder held such shares of the Flag Fund as a capital asset; and (viii) in accordance with Section 1223 of the Code, the holding period of the IEF Fund with respect to the Flag Fund's assets will include the period for which such assets were held by the Flag Fund.


                  DESCRIPTION OF THE COMPANY AND THE FLAG FUND

         The Company was organized as a Massachusetts business trust on September 3, 1986. The Company filed a registration statement with the SEC registering itself as an open-end diversified investment company under the 1940 Act and began operations on November 18, 1986. On August 16, 1993, the Company reorganized as a Maryland Corporation under the name Flag Investors International Fund, Inc. pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993 and Articles of Incorporation dated March 16, 1993. On February 29, 2000, the Company reorganized into a series fund, changed its name to Flag Investors Series Funds, Inc. and its existing series, the Flag Fund, became a feeder fund of the Master Portfolio.

         The Flag Fund is currently the only series offered by the Company. The Flag Fund's investment objective is long-term capital appreciation. The Flag Fund, through investment in the Master Portfolio, seeks to achieve its investment objective by investing primarily in the stocks and other equity securities of companies in developed countries outside of the United States. The Flag Fund may also invest a portion of its assets in companies based in emerging markets. Since the Flag Fund invests all of its assets in the Master Portfolio and advisory services are provided at the master level, the Company has not retained the services of an investment advisor.


                    DESCRIPTION OF THE TRUST AND THE IEF FUND

         The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated July 21, 1986 under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988. The Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest of the separate series of the Trust.

         The IEF Fund, a separate investment series of the Trust, also serves as a feeder fund to the Master Portfolio. The IEF Fund invests all of its assets in the Master Portfolio. The investment objective and policies of the IEF Fund are identical to the investment objective and policies of the Flag Fund described above. Since the IEF Fund invests all of its assets in the Master Portfolio and advisory services are provided at the master level, the Trust has not retained the services of an investment advisor.


                              THE MASTER PORTFOLIO

         The Master Portfolio is an open-end investment company organized as a New York business trust and has been established to serve as the investment portfolio for various investment companies, including the Flag Fund and the IEF Fund, as well as commingled trust funds. Other entities that invest in the Master Portfolio have their own expense structure and, to the extent their expenses differ from the Funds, their returns will be different as well. Shares of the Master Portfolio are not offered for sale directly to the public.

         Under the master-feeder structure, investment advisory services are provided to the Flag Fund and the IEF Fund at the master level. Deutsche Asset Management, Inc. (`DeAM, Inc.') serves as the investment advisor to the Master Portfolio pursuant to an investment advisory agreement with the Master Portfolio dated March 8, 2001. DeAM, Inc. makes investment decisions for the assets of the Master Portfolio and continuously reviews, supervises and administers the Master Portfolio's investment program, subject to the supervision of, and policies established by, the Master Portfolio's Board of Trustees. For its services, DeAM, Inc. is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of each Fund.


                           COMPARATIVE FEE INFORMATION

         The tables below set forth comparative fee information (after waivers and reimbursements) for the Flag Fund and the IEF Fund. The net expenses for the Class A, B and C Shares of the Flag Fund are the same as the net expenses for Class A, B and C Shares of the IEF Fund, respectively. The annual operating expenses for the Flag Fund and the IEF Fund also reflect the expenses of the Master Portfolio.

-----------------------------------------------------------------------------------------------------------------
                                                            Flag Fund                        IEF Fund
-----------------------------------------------------------------------------------------------------------------
                                                  Class A    Class B   Class C    Class A     Class B     Class C
-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from
investments)
-----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on           5.50%1     None       None       5.50%1      None        None
purchases (as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a       1.00%1     5.00%2     1.00%3     1.00%1      5.00%2      1.00%3
percentage of original purchase price or
redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on           None       None       None       None        None        None
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
reinvested dividends [and other distributions]
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount        None       None       None       None        None        None
redeemed, if applicable)
-----------------------------------------------------------------------------------------------------------------
Exchange fee                                     None       None       None       None        None        None
-----------------------------------------------------------------------------------------------------------------
Maximum account fee                              None       None       None       None        None        None
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES: (expenses that
are deducted from fund assets)
-----------------------------------------------------------------------------------------------------------------
Management fee                                   0.65%      0.65%      0.65%      0.65%       0.65%       0.65%
-----------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fee          0.25%      0.75%      0.75%      0.25%       0.75%       0.75%
-----------------------------------------------------------------------------------------------------------------
Other expenses4                                  2.76%      2.97%      2.90%      0.77%       1.02%       1.02%
-----------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses             3.66%      4.37%      4.30%      1.67%       2.42%       2.42%
-----------------------------------------------------------------------------------------------------------------
Less: (Fee waivers and/or expense                (2.16)%    (2.12)%    (2.05)%    (0.17)%     (0.17)%     (0.17)%
reimbursements)5
-----------------------------------------------------------------------------------------------------------------
Net Expenses                                     1.50%      2.25%      2.25%      1.50%       2.25%       2.25%
-----------------------------------------------------------------------------------------------------------------

1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge if the shares are redeemed within two years after the purchase of such shares.

2 Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares convert automatically to Class A shares.

3 A contingent deferred sales charge is assessed on Class C shares redeemed within one year after purchase.

4 Other expenses for the Class A, B and C shares of the IEF Fund are estimates based on the actual expenses of the Investment Class shares of the IEF Fund. Class A, B and C shares are new classes of shares and do not have an operating history.

5 The investment advisor and administrator for the Flag Fund and the IEF Fund have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses do not exceed 1.50% for Class A, 2.25% for Class B and 2.25% for Class C shares of the Flag Fund and the IEF Fund, respectively. The agreements will continue until February 28, 2002 for the Flag Fund and February 28, 2003 for the IEF Fund.


                         REASONS FOR THE REORGANIZATION

         The Flag Fund and the IEF Fund are both part of the Deutsche Asset Management (`DeAM') family of mutual funds. Each fund pursues an identical investment strategy, and has the same investment policies and fees. The Flag Fund is marketed under the `Flag Investors Funds' brand name, while the IEF Fund is marketed under the DeAM brand name. On May 7, 2001, the Flag Investors Fund brand name changed to DeAM, which means that the DeAM family of funds now includes two essentially identical funds. The IEF Fund, with assets of $x billion as of [date], is far larger than the Flag Fund, which had assets of only $x million as of that same date. The Reorganization is intended to eliminate the smaller Flag

Fund, while providing the Flag Fund shareholders an opportunity to continue pursuing the same investment strategy with no change in fees.


                 CONSIDERATIONS OF THE DIRECTORS OF THE COMPANY

         At a meeting held on March 26-27, 2001, the Directors of the Company determined that the proposed Reorganization is in the best interests of the Flag Fund and its shareholders, and that the interests of the Flag Fund's shareholders will not be diluted as a result of the Reorganization. In making this determination, the Directors examined all factors that they considered relevant, including information regarding comparative expense ratios and the tax consequences of the Reorganization to the Flag Fund and its shareholders. In addition, the Directors evaluated, among other items, the relative asset size of the respective Funds; the compatibility of the Funds' investment objectives, policies and strategies; the fact that the Funds, through investment of their assets in the Master Portfolio, are currently managed by the same investment advisor, DeAM, Inc.; and that the rate of compensation payable to DeAM, Inc. is the same for both Funds. The Directors also evaluated any benefits that may be realized by the shareholders of the Flag Fund. After review and evaluation, the Directors unanimously recommended that the shareholders of the Flag Fund approve the proposed Reorganization.


                  COMPARISON OF THE FLAG FUND AND THE IEF FUND

         Investment Objective, Policies, Strategies and Limitations. The IEF Fund's investment objective, policies and strategies are identical to those of the Flag Fund. The Flag Fund and the IEF Fund also have the same investment limitations. Both the Flag Fund and the IEF Fund are feeder funds to the Master Portfolio and thus both Funds seek to achieve their investment objectives by investing their assets in the Master Portfolio. Approval of the proposed Reorganization will not have an impact on the management of the assets of the IEF Fund or the securities or instruments in which the IEF Fund may invest.

         Organizational Structure. The Company and the Trust are organized under the laws of two different states. The Company is organized as a corporation under Maryland law and the Trust is organized as a Massachusetts business trust. Upon consummation of the proposed Reorganization, the Flag Fund and the Company, will be terminated. The operations of the IEF Fund will continue to be governed by the Declaration of Trust and applicable laws of the Commonwealth of Massachusetts. Certain differences between the two forms of organization are summarized below. Shareholders should consult applicable state laws for more detailed information about the two forms of organization.

         Under Maryland law, a shareholder of a corporation is generally not liable to the corporation or its creditors for the corporation's obligations. Under Massachusetts law, there is the possibility that, under certain circumstances, shareholders of a Massachusetts business trust may be held personally liable for the trust's obligations. Shareholder liability, however, is limited in the Trust's Declaration of Trust, which provides that in case of any shareholder of any series of the Trust who shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability from the assets belonging to a series of the Trust.

         Similarly, directors of a Maryland corporation are generally not liable for their activities in that role if they perform their duties in good faith, prudently and in the fund's best interest. Under Massachusetts law, a trustee of a Massachusetts business trust could be held liable for the debts and obligations of such trust, unless such liability is limited in the governing documents of the trust. The Trust's Declaration of Trust, however, includes provisions limiting the liability of the Trustees and providing for indemnification.

         The business of the Company is managed by the Board of Directors. The business of the Trust is managed by the Board of Trustees. Both the Board of Directors and the Board of Trustees have all powers necessary and convenient to carry out that responsibility pursuant to their respective governing documents. The Directors of the Company and the Trustees of the Trust have similar responsibilities, powers and fiduciary duties.

         The Board of Directors of the Company is currently comprised of nine Directors, including two Directors who are `interested persons' within the meaning of Section 2(a)(19) of the 1940 Act and one Director who also serves on the Board of Trustees of the Trust. The Board of Trustees of the Trust is currently comprised of eight Trustees, including one Trustee who is an `interested person' within the meaning of the 1940 Act. Each Trustee of the Trust also serves as a Trustee of the Master Portfolio.

         Service Providers. The Flag Fund and the IEF Fund have the same service providers, except the Funds have different administrators. ICCC currently serves as administrator to the Flag Fund and Bankers Trust Company, a company under common control with ICCC, currently serves as administrator to the IEF Fund. Upon completion of the Reorganization, the following service providers will continue to serve the IEF Fund in the capacity indicated below:

------------------------------------------------------------------------------
Investment Advisor                   DeAM, Inc. (as investment advisor to the
                                     Master Portfolio)
------------------------------------------------------------------------------
Administrator                        Bankers Trust Company
------------------------------------------------------------------------------
Distributor                          ICC Distributors, Inc.
------------------------------------------------------------------------------
Custodian                            Bankers Trust Company
------------------------------------------------------------------------------
Transfer Agent                       Investment Company Capital Corp.
------------------------------------------------------------------------------
Independent Accountants              PricewaterhouseCoopers LLP
------------------------------------------------------------------------------

                         INVESTMENT ADVISORY INFORMATION

         DeAM, Inc., located at 130 Liberty Street, New York, NY 10006, serves as the investment advisor to the Master Portfolio. As investment advisor to the Master Portfolio, DeAM, Inc. makes the investment decisions for the Master Portfolio. DeAM, Inc. provides a full range of international investment advisory services to institutional clients. As of March 31, 2001, DeAM, Inc. had approximately $XX billion in assets under management.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF THE FLAG FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                             ADDITIONAL INFORMATION

         Principal Underwriter. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Company's principal underwriter.

         Beneficial Owners. To the knowledge of the management of the Company, as of May 10, 2001, the following were beneficial owners of 5% or more of the outstanding shares of the Flag Fund.

-----------------------------------------------------------------------------
                                    Amount of               Percent of Total
     Name and Address          Beneficial Ownership        Shares Outstanding
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

         Submission of Shareholder Proposals. The Company is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a Corporation registered under the 1940 Act, such as the Company, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Company has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Company. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Company for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Company has undertaken to provide a list of shareholders or to disseminate appropriate materials.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Company 60 days in advance of any such meeting for inclusion in the Company's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Company will assist with shareholder communications in connection with the meeting.

         Required Vote. Approval of the Proposal requires the affirmative vote of a majority of the total votes cast at a meeting of shareholders, at which a quorum is present, by the holders of shares present in person or represented by proxy and entitled to vote on such action. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. The Flag Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

         Other Matters. No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Company.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON THE PROXY CARD.


                           By Order of the Directors,




                           Amy M. Olmert
                           Secretary


Dated:  _________, 2001

                                                                       EXHIBIT A




                      AGREEMENT AND PLAN OF REORGANIZATION

                                 BY AND BETWEEN

  FLAG INVESTORS SERIES FUNDS, INC.- on behalf of its International Equity Fund

                                       AND

        BT INVESTMENT FUNDS - on behalf of its International Equity Fund

                                 Dated __, 2001

                                TABLE OF CONTENTS

                                                                            Page

1.  Transfer of Assets of the Flag Fund........................................1

2.  Liquidating Distributions and Termination of the Flag Fund.................2

3.  Valuation Time.............................................................2

4.  Certain Representations, Warranties and Agreements of the Flag Fund........2

5.  Certain Representations, Warranties and Agreements of the IEF Fund.........4

6.  Shareholder Action on Behalf of the Flag Fund..............................7

7.  Reorganization Proxy Materials.............................................7

8.  Effective Time of the Reorganization.......................................7

9.  Conditions Precedent to Obligations of the IEF Fund........................7

10. Conditions Precedent to Obligations of the Flag Fund.......................9

11. Tax Documents.............................................................12

12. Further Assurances........................................................12

13. Termination of Representations and Warranties.............................12

14. Termination of Agreement..................................................12

15. Amendment and Waiver......................................................12

16. Governing Law.............................................................13

17. Successors and Assigns....................................................13

18. Beneficiaries.............................................................13

19. Trust Liability...........................................................13

20. Company Liability.........................................................13

21. Indemnification...........................................................14

22. Notices...................................................................14

23. Expenses..................................................................15

24. Entire Agreement..........................................................15

25. Counterparts..............................................................15

                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __th day of __, 2001, by and between Flag Investors Series Funds, Inc. (the "Company") on behalf of its International Equity Fund (the "Flag Fund"), a Maryland corporation with its principal place of business at One South Street, Baltimore, MD 21202, and BT Investment Funds (the "Trust") on behalf of its International Equity Fund (the "IEF Fund"), a Massachusetts business trust with its principal place of business at 60 Broad Street, New York, NY 10004.

         WHEREAS, both the Company and the Trust are open-end management investment companies registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the parties desire that substantially all of the assets and liabilities of the Flag Fund be transferred to, and be acquired and assumed by, the IEF Fund, as stated herein, in exchange for shares of the IEF Fund which shall thereafter be distributed by the shareholders of the Flag Fund in connection with its liquidation and termination as described in this Agreement (the "Reorganization");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions thereof, the parties hereto, intending to be legally bound, agree as follows:

         1.  Transfer of Assets of the Flag Fund.

             (a) At the Effective Time of the Reorganization (as defined in
         Section 8 of this Agreement), all property of every description, and all interests, rights, privileges and powers of the Flag Fund, subject to scheduled liabilities of such Fund reflected on an unaudited Statement of Assets and Liabilities, as set forth in Section 1(b) (such assets subject to such scheduled liabilities are herein referred to as the "Flag International Assets"), shall be transferred and conveyed by the Flag Fund and shall be accepted and assumed by the IEF Fund as more particularly set forth in Section 1(c), such that at and after the Effective Time of the Reorganization all Flag International Assets shall become and be the assets of the IEF Fund. Without limiting the generality of the foregoing, it is understood that the Flag International Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Flag Fund, and any deferred or prepaid expenses shown as an asset on the Flag Fund's books, at the Effective Time of the Reorganization, and all good will, all other intangible property and all books and records belonging to the Flag Fund.

             (b) The Flag Fund will endeavor to discharge for each class of shares all of the Flag Fund's known liabilities and obligations prior to the Effective Time of the Reorganization. The IEF Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unauditied Statement of Assets and Liabilities of the Flag Fund prepared by Investment Company Capital Corp. ("ICCC"), as administrator of the Flag Fund, as of the Valuation Time, as defined in Section 3 hereof, in accordance with generally accepted accounting principles consistently applied from the prior accounting period. The IEF Fund shall assume only those liabilities of the Flag Fund reflected in such unaudited Statement of Assets and Liabilities and shall not assume any liabilities, whether absolute or contingent, not reflected thereon.

             (c) In exchange for the transfer of the Flag International Assets, the IEF Fund shall simultaneously issue at the Effective Time of the Reorganization to the Flag Fund a number of full and fractional shares of the IEF Fund (to the third decimal place), having an aggregate net asset value equal to the net value of the Flag International Assets so transferred, all determined and adjusted as provided in this Section 1. All computations shall be made by the IEF Fund in cooperation with PricewaterhouseCoopers LLP, independent auditors of the Flag Fund.

             (d) The net asset value of the shares of the IEF Fund to be issued by the IEF Fund and the net value of the Flag International Assets to be transferred by the Flag Fund shall, in each case, be determined as of the Valuation Time specified in Section 3. The net asset value of the shares of the IEF Fund shall be computed in the manner set forth in such Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Flag International Assets to be transferred by the Flag Fund shall be computed by the IEF Fund and subject to adjustment by the amount, if any, agreed to by the IEF Fund and the Flag Fund. In determining the value of the securities transferred by the Flag Fund to the IEF Fund, each security shall be priced in accordance with the policies and procedures of the IEF Fund as described in the then current prospectus of the IEF Fund. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the IEF Fund, provided that such determination shall be subject to the approval of the Flag Fund.

             (e) The Flag Fund has provided the IEF Fund with a list of all of the Flag Fund's assets as of the date of execution of this Agreement. The Flag Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in Section 10(e) hereof) but will not, without the prior approval of the IEF Fund, acquire any additional securities other than securities of the type in which the IEF Fund is permitted to invest.

         2. Liquidating Distributions and Termination of the Flag Fund. At the Effective Time of the Reorganization, the Flag Fund shall distribute in complete liquidation, pro rata to its shareholders of record of Class A, B and C shares at the Effective Time of the Reorganization, Class A, B and C shares, respectively, of the IEF Fund it receives pursuant to Section 1. In accordance with instructions it receives from the Flag Fund, the IEF Fund shall record on its books the ownership of the IEF Fund shares by the shareholders of record of the Flag Fund (the "Flag International Record Holders"). The IEF Fund shall issue certificates for such shares only upon request by a Flag International Record Holder. No redemption or repurchase of any IEF Fund shares credited to former Flag International shareholders in respect to the Flag Fund shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the IEF Fund's transfer agent for cancellation. All of the issued and outstanding shares of the Flag Fund shall be canceled on the books of the Flag Fund at the Effective Time of the Reorganization, and the Flag Fund's transfer books shall be closed permanently. After the Effective Time of the Reorganization, the Flag Fund shall not conduct any business except in connection with its liquidation and dissolution.

         3. Valuation Time. The Valuation Time shall be 4:00 P.M. Eastern Time on _________, 2001 for the IEF Fund and the Flag Fund, or such earlier or later date and time as may be mutually agreed by the Board of Directors of the Company and the Board of Trustees of the Trust and set forth in writing signed by the parties' duly authorized officers.

         4. Certain Representations, Warranties and Agreements of the Flag Fund. The Company, on behalf of the Flag Fund, represents and warrants to the IEF Fund as follows:

             (a) The Flag Fund is a separate series of the Company, a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

             (b) The Company is a Maryland corporation that is registered with the SEC as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

             (c) The Flag Fund has power to own all of its properties and assets and, subject to the approval of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

             (d) This Agreement has been duly authorized, executed and delivered by the officers of the Company on behalf of the Flag Fund, and represents the Flag Fund's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Company's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

             (e) The Flag Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

             (f) The financial statements for Flag Fund's fiscal year ended October 31, 2000, audited by PricewaterhouseCoopers LLP, copies of which have been furnished previously to the IEF Fund, present fairly its financial position as of the date indicated and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

             (g) There are no material legal, administrative or other proceedings pending or, to its knowledge, threatened against it which could result in liability on its part. The Flag Fund knows of no facts which might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

             (h) Subject to the approval of shareholders referred to in Section 6, at both the Valuation Time and the Effective Time of the Reorganization, the Flag Fund shall have full right, power and authority to sell, assign, transfer and deliver the Flag International Assets and, upon delivery and payment for the Flag International Assets as contemplated herein, the IEF Fund shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

             (i) No consent, approval, authorization or order of any court or governmental authority is required for its consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities or corporate laws.

             (j) The proxy materials of the Flag Fund otherwise filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents appended thereto (the "Reorganization Proxy Materials"), shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall apply only to statements in or omissions from the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by it for use therein as provided in Section 7.

             (k) All of the issued and outstanding shares of each Class of the Flag Fund are, and at the Effective Date of Reorganization will be validly issued and are duly paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws. All of the issued and outstanding shares of the Flag Fund will, at the Effective Date of Reorganization be held by the persons and in the amounts set forth in the records of the transfer agent as set forth in Section 9(i).

             (l) The Company will not sell or otherwise dispose of any shares of the IEF Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

             (m) The Flag Fund is not in material violation of the Company's Articles of Incorporation, By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Flag Fund is a party or by which it is bound.

             (n) All Federal and other tax returns and reports for the Flag Fund required by law to have been filed have been timely filed and are correct, and all Federal taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof and, to the best of the Flag Fund's knowledge, no such return is under audit and no assessment has been asserted with respect to such returns.

             (o) Since October 31, 2000, there has not been any material adverse change in the Flag Fund's financial condition, assets, liabilities or business not reflected in the October 31, 2000 financial statements referred to in Section 4(f), other than changes occurring in the ordinary course of business, or any incurrence by the Flag Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this section 4(o), a decline in net asset value per share of the Flag Fund, or the redemption of Flag Fund shares by the Flag Fund shareholders, shall not constitute a material adverse change.

             (p) At the Effective Date of the Reorganization, the Flag Fund will have good and marketable title to its assets.

             (q) The Flag Fund agrees that it will assist the IEF Fund in obtaining such information as the Flag Fund reasonably requests concerning the beneficial ownership of the Flag Fund's shares.

             (r) The Flag Fund has no obligation to pay any brokers or finders fees in connection with the Reorganization or related transactions.

             (s) The Flag Fund will operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other dividends and distributions that may be required or advisable.

         5. Certain Representations, Warranties and Agreements of the IEF Fund. The Trust, on behalf of the IEF Fund, represents and warrants to the Flag Fund as follows:

             (a) The IEF Fund is a separate series of the Trust, a business trust organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

             (b) The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect.

             (c) The IEF Fund has power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

             (d) This Agreement has been duly authorized, executed and delivered by the officers of Trust on behalf of the IEF Fund and represents the IEF Fund's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

             (e) The IEF Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; will qualify as a regulated investment company for its taxable year that includes the Effective Time of the Reorganization; and intends to continue to qualify as a regulated investment company.

             (f) The financial statements for the IEF Fund's fiscal year ended October 31, 2000, audited by PricewaterhouseCoopers LLP, copies of which have been furnished previously to the Flag Fund, present fairly the financial position of the IEF Fund as of the date indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

             (g) There are no material legal, administrative or other proceedings pending or, to its knowledge, threatened against the IEF Fund which assert liability on the part of the IEF Fund. The IEF Fund knows of no facts which might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

             (h) No consent, approval, authorization or order of any court or governmental authority is required for its consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities or corporate laws.

             (i) The shares of the IEF Fund to be issued and delivered to the Flag Fund for the account of the Flag Fund's shareholders, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the IEF Fund shall have any preemptive right of subscription or purchase in respect thereto under the Trust's Declaration of Trust. The IEF Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any IEF Fund shares, nor is there outstanding any security convertible into any IEF Fund shares.

             (j) The current prospectuses and statement of additional information of the IEF Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

             (k) The IEF Fund is not in material violation of the Trust's Declaration of Trust, By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the IEF Fund is a party or by which it is bound.

             (l) Since October 31, 2000, there has not been any material adverse change in the IEF Fund's financial condition, assets, liabilities or business not reflected in the October 31, 2000 financial statements referred to in Section 5(f), other than changes occurring in the ordinary course of business, or any incurrence by the IEF Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this Section 5(1), a decline in net asset value per share of the IEF Fund, or the redemption of IEF Fund shares by the IEF Fund shareholders, shall not constitute a material adverse change.

             (m) All Federal and other tax returns and reports for the IEF Fund required by law to have been filed have been timely filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof and, to the best of IEF Fund's knowledge no such return is under audit and no assessment has been asserted with respect to such returns.

             (n) The IEF Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Effective Time of the Reorganization and, in particular, the IEF Fund agrees to take such actions as may be necessary to assure that its shares are qualified for sale in each state in which Flag International Record Holders reside.

             (o) The IEF Fund has no obligation to pay any brokers or finders fees in connection with the Reorganization or related transactions.

             (p) The IEF Fund will operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other dividends and distributions that may be required or advisable.

         6. Shareholder Action on Behalf of the Flag Fund. The Board of Directors of the Flag Fund shall call, and the Company shall hold, a meeting of its shareholders for the purpose of considering and voting upon:

             (a) Approval of this Agreement and the transactions contemplated hereby, including:

                 (i) The transfer of the Flag International Assets to the IEF
             Fund in exchange for shares of the IEF Fund.

                 (ii) The liquidation of the Flag Fund through the distribution to its shareholders of the shares of the IEF Fund as described in this Agreement.

             (b) Such other matters as may be determined by the Board of Directors and Board of Trustees of the parties.

         7. Reorganization Proxy Materials. The Flag Fund shall file the Reorganization Proxy Materials with the SEC relating to the matters described in
Section 6 as promptly as practicable. The IEF Fund and the Flag Fund have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the Reorganization Proxy Materials.

         8. Effective Time of the Reorganization. Delivery of the Flag International Assets, delivery of the shares of the IEF Fund to be issued pursuant to Section 1, and the liquidation and termination of the Flag Fund pursuant to Section 2 shall occur at 9:00 a.m. Eastern Time, on the next day following the Valuation Time, or on such other date, and at such place and time, agreed to by the Board of Directors of the Company and the Board of Trustees of the Trust. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Flag International Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Flag Fund shall cause such Flag International Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

         9. Conditions Precedent to Obligations of the IEF Fund. The obligations of the IEF Fund hereunder shall be subject to the following conditions precedent:

             (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of the Company and the shareholders of the Flag Fund in the manner required by law.

             (b) The Company on behalf of the Flag Fund shall have duly executed and delivered to the IEF Fund such bills of sale, assignments, certificates and other instruments of transfer (the "Transfer Documents") as the IEF Fund may deem necessary or desirable to transfer all of the Flag Fund's right, title and interest in and to the Flag International Assets. The Flag International Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

             (c) As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial position of the Flag Fund since the dates of the financial statements referred to in Section 4(f), provided that a decline in net asset value per share of Flag Fund, the discharge of liabilities of Flag Fund, the payment by Flag Fund of dividends that are in the ordinary course or are deemed advisable in connection with the Reorganization, the redemption of Flag Fund shares by Flag Fund shareholders, and any other action taken in the normal course of business shall not constitute a material adverse change.

             (d) All representations and warranties of the Flag Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization, and the Company on behalf of the Flag Fund shall deliver to the IEF Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the IEF Fund, dated the Effective Time of the Reorganization, to the effect that such representations and warranties were, as of the Valuation Time, and are, as of the Effective Time of the Reorganization, true and correct with the same force and effect as if made on and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement, and to such other matters as the IEF Fund shall reasonably request.

             (e) The IEF Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Flag Fund, in form reasonably satisfactory to the IEF Fund and dated the Effective Time of the Reorganization, substantially to the effect that (i) the Flag Fund is a series of the Company, a Maryland corporation that is duly organized and validly existing and in good standing under the laws of the State of Maryland and that the Flag Fund has the power to own all of its properties and assets; and to carry on its business as presently conducted; (ii) the Flag Fund is a series of the Company, a Maryland corporation that is registered as an investment company under the 1940 Act and the Company's registration with the SEC as an investment company under the 1940 Act with respect to each series and class of shares it offers is in full force and effect; (iii) this Agreement and any Transfer Documents have been duly authorized, executed and delivered by the Company on behalf of Flag Fund and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of the Company or any material agreement known to such counsel to which the Company or the Flag Fund is a party or by which either is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Flag Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities and corporate laws; (vi) the shares of the Flag Fund outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by the Flag Fund; and (vii) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Flag Fund or any of their properties or assets and neither the Company nor the Flag Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which has had or will have a material adverse effect on its business or properties. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the IEF Fund.

             (f) The IEF Fund shall have received an opinion of Willkie Farr & Gallagher LLP, based upon customary representations provided by the officers of the Company and the Trust, addressed to the IEF Fund and the Flag Fund in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes (i) the transfer of all of the Flag International Assets to, and the assumption of the scheduled liabilities of the Flag Fund reflected on an unaudited statement of assets and liabilities, as set forth in Section 1(b), by the IEF Fund in exchange for shares of the IEF Fund, and the distribution of said shares to the shareholders of the Flag Fund, as provided in this Agreement, will constitute a reorganization within the meaning of
         Section 368(a)(1) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized to the Flag Fund as a result of such transactions; (iii) in accordance with Section 1032 of the Code, no gain or loss will be recognized to the IEF Fund as a result of such transactions; (iv) in accordance with
         Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Flag Fund on the distribution to them by the Flag Fund of shares of the IEF Fund in exchange for their shares of the Flag Fund; (v) in accordance with Section 358(a)(1) of the Code, the basis of the IEF Fund shares received by a shareholder of the Flag Fund will be the same as the basis of the shareholder's Flag Fund shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis to the IEF Fund of the Flag International Assets will be the same as the basis of such Assets in the hands of the Flag Fund immediately prior to the exchange; (vii) in accordance with
         Section 1223 of the Code, a shareholder's holding period for IEF Fund shares will be determined by including the period for which the shareholder held the shares of the Flag Fund exchanged therefor, provided that the shareholder held such shares of the Flag Fund as a capital asset; and (viii) in accordance with Section 1223 of the Code, the holding period of the IEF Fund with respect to the Flag

         International Assets will include the period for which such Assets were held by the Flag Fund. Notwithstanding anything herein to the contrary, the conditions of this Section 9(f) may not be waived by either party to this Agreement.

             (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             (h) Prior to the Valuation Time, the Flag Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable period or year ending _________, 2001 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in the taxable period or year ending __________, 2001 and in the period from said date to and including the Effective Time of Reorganization.

             (i) The Flag Fund shall deliver at the closing a list of the names and addresses of the Flag Fund's shareholders and the number and class of outstanding shares of the Flag Fund owned by each such shareholder immediately prior to the Effective Time of the Reorganization or provide evidence that such information has been provided to IEF Fund's transfer agent.

             (j) The Flag Fund shall have delivered to the IEF Fund a statement of the Flag Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Flag Fund.

             (k) The Board of Directors of the Flag Fund, including a majority of the Directors who are not "interested persons" of the Flag Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Flag Fund and that the interests of the shareholders in the Flag Fund would not be diluted as a result of such transactions, and the Flag Fund shall have delivered to the IEF Fund at the closing a certificate, executed by an officer, to the effect that the condition describes in this Section 9(k) has been satisfied.

             (l) The Flag Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

         10. Conditions Precedent to Obligations of the Flag Fund. The obligations of the Flag Fund hereunder shall be subject to the following conditions precedent:

             (a) This Agreement shall have been adopted and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of the Trust and shareholders of the Flag Fund in the manner required by law. Notwithstanding anything herein to the contrary, the conditions in this Section 10(a) may not be waived by either party to this Agreement.

             (b) As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial position of the IEF Fund since the dates of the financial statements referred to in Section 5(f).

             (c) All representations and warranties of the IEF Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization, and the Trust on behalf of the IEF Fund shall deliver to the Flag Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Flag Fund, to the effect that such representations and warranties were, as of the Valuation Time, and are, as of the Effective Time of the Reorganization, true and correct in all material respects with the same force and effect as if made on and as of the Effective Time of the Reorganization.

             (d) The Flag Fund shall have received an opinion from Willkie Farr & Gallagher LLP, counsel to the IEF Fund, in form reasonably satisfactory to the Flag Fund and dated the Effective Time of the Reorganization, substantially to the effect that (i) the IEF Fund is a series of a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and that the IEF Fund has the power to own all of its properties and assets, and to carry on its business as presently conducted; (ii) the IEF Fund is a series of the Trust, a Massachusetts business trust that is registered as an investment company under the 1940 Act and the Trust's registration with the SEC as an investment company under the 1940 Act with respect to each series and class of shares it offers is in full force and effect, and the Trust is authorized under applicable Federal and state securities laws and under the laws of the Commonwealth of Massachusetts to issue shares of the IEF Fund; (iii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the IEF Fund and is a valid and binding obligation of the Trust, with respect to the IEF Fund, enforceable against the Trust with respect to the IEF Fund, in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the shares of IEF Fund to be delivered to the Flag Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the IEF Fund has any preemptive rights under the Trust's Declaration of Trust to subscription or purchase in respect thereof; (v) the post-effective amendment to the registration statement of the Trust with respect to Class A, B and C Shares of the IEF Fund has been declared effective by the SEC and, to the knowledge of such counsel, no stop order under the 1933 Act pertaining thereto has been issued; (vi) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement (known to such counsel) to which the IEF Fund is a party or by which either is bound;
         (vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the IEF Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such date, and such as may be required under state securities and corporate laws; (viii) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or any of its properties or assets and the Trust is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business. Such counsel shall also state that they have participated in conferences with officers and other representatives of the Trust at which the contents of the Reorganizational Proxy Materials and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Reorganizational Proxy Materials, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Trust and the Company), no facts have come to their attention that lead them to believe that the information relating to the Trust and the IEF Fund in the Reorganizational Proxy Materials, as of the date of the shareholder meeting of the Flag Fund, and as of the Effective Time of the Reorganization, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Trust and the IEF Fund. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other data, or as to the information relating to the Company, contained in the Reorganizational Proxy Materials, and that such opinion is solely for the benefit of the Company, its Directors and its officers. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Flag Fund.

             (e) The Flag Fund shall have received an opinion of Willkie Farr & Gallagher LLP, in form reasonably satisfactory to it and dated the Effective Time of the Reorganization, with respect to the matters specified in Section 9(f). Notwithstanding anything herein to the contrary, the conditions of this Section 10(e) may not be waived by either party to this Agreement.

             (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             (g) The IEF Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

         11. Tax Documents. The Flag Fund shall deliver to the IEF Fund at the Effective Time of the Reorganization confirmations or other adequate evidence as to the tax costs of the Flag International Assets delivered to the IEF Fund in accordance with the terms of this Agreement.

         12. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the IEF Fund, each account, book, record or other document of the Flag Fund, regardless of whose possession they are in, required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

         13. Termination of Representations and Warranties. Except insofar as they relate to matters existing through the Effective Time of the Reorganization, and except for the matters addressed in Sections 5(a), 5(b), 5(c), 5(e), and 5(n) of this Agreement, the representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Flag International Assets to the IEF Fund and the issuance of shares of the IEF Fund at the Effective Time of the Reorganization.

         14. Termination of Agreement. This Agreement may be terminated by a party at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of its Board of Directors/Board of Trustees as provided below:

             (a) By the IEF Fund if the conditions set forth in Section 9 are not satisfied as specified in said Section;

             (b) By the Flag Fund if the conditions set forth in Section 10 are not satisfied as specified in said Section;

             (c) By the Board of Directors of the Company or the Board of Trustees of the Trust upon a determination, as appropriate, that the consummation of the transaction contemplated herein is not in the best interest of the Flag Fund or the IEF Fund, respectively, and provide notice to the other party hereto; or

             (d) By mutual consent of all parties.

         15. Amendment and Waiver. Unless otherwise specifically provided herein, at any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Flag Fund (a) the parties hereto may, by written agreement authorized by their respective Board of Directors/Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors/Board of Trustees of the waiving party with or without the approval of such party's shareholders), provided, however, that following approval of this Agreement by the shareholders of Flag Fund, no such amendment may have the effect of changing the provisions for determining the number of IEF Fund Shares to be issued to the Flag Fund or to be distributed to Flag International Record Holders under this Agreement to the detriment of either the Flag Fund or the Flag International Record Holders without further approval by the shareholders of the Flag Fund.

         16. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland.

         17. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the consent of the other party.

         18. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

         19. Trust Liability.

             (a) Each party specifically acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the IEF Fund; that any liability of the Trust under this Agreement with respect to the IEF Fund, or in connection with the transactions contemplated herein with respect to the IEF Fund, shall be discharged only out of the assets of said IEF Fund; and that no other portfolio of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

             (b) The obligations of the Trust entered into in the name or on behalf thereof by any of its Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of Trust personally.

         20. Company Liability.

             (a) Each party acknowledges and agrees that all obligations of the Company under this Agreement are binding only with respect to the Flag Fund and that any liability of the Company under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out the assets of the Flag Fund.

             (b) The obligations of the Flag Fund entered into in the name or on behalf thereof by any of its Directors, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders, officers, representatives or agents of personally.

         21. Indemnification. The Trust shall, subject to the provisions of
Section 17(h) of the 1940 Act, indemnify and hold harmless the Directors of the Company, and advance expenses in connection therewith, against any and all claims made, and liabilities arising out of claims made, on or after the Effective Time of the Reorganization relating to the Company and arising out of acts or omissions occurring prior to the Effective Time of the Reorganization to the maximum extent that such Directors could have been indemnified, and their expenses advanced, by the Company pursuant to the Company's Articles of Incorporation and By-Laws.

         22. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other parties hereto:

             If to BT Investment Funds:
                    Daniel O. Hirsch
                    Deutsche Asset Management
                    One South Street
                    Baltimore, MD  21202-3201
                    Telecopier Number: (410) 895-4949

             With copies to:
                    Burton M. Leibert
                    Willkie Farr & Gallagher
                    787 Seventh Ave.
                    New York, NY  10019
                    Telecopier Number: (212) 728-8111

             If to Flag Investors Series Funds, Inc.:
                    Daniel O. Hirsch
                    Deutsche Asset Management
                    One South Street
                    Baltimore, MD  21202-3201
                    Telecopier Number: (410) 895-4949

             With copies to:
                    Richard W. Grant
                    Morgan, Lewis & Bockius LLP
                    1701 Market Street
                    Philadelphia, PA  19103
                    Telecopier Number: (215) 963-5299

         23. Expenses. ICCC shall be responsible for the payment of all expenses incurred by the parties in connection with this Agreement and the transactions contemplated hereby.

         24. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

         25. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.


Attest: FLAG INVESTORS SERIES FUNDS, INC.-on behalf of its International Equity Fund


________________________             By:________________________________________



Attest:                              BT INVESTMENT FUNDS -on behalf of its
                                     International Equity Fund


________________________             By:________________________________________

                        FLAG INVESTORS SERIES FUNDS, INC.
                            INTERNATIONAL EQUITY FUND
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  June 29, 2001

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        FLAG INVESTORS SERIES FUNDS, INC.

This proxy is for your use in voting on various matters relating to International Equity Fund (the "Fund") of Flag Investors Series Funds, Inc. (the "Company"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Tammie Lee, Savonne Ferguson and Bruce Rosenblum and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on June 29, 2001 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trustor in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN
THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [x]
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

FLAG INVESTORS SERIES FUNDS, INC.
INTERNATIONAL EQUITY FUND



1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and scheduled liabilities of the International
    Equity Fund (the "Flag Fund"), a series of Flag Investors Series Funds,
    Inc., in exchange for shares of beneficial interest of the International
    Equity Fund (the "IEF Fund"), a series of BT Investment Funds, and the distribution of IEF shares to shareholders of the Flag Fund.



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                                                                            ________________________________________________________
Please print and sign your name in the space provided to authorize the      Signature [PLEASE SIGN WITHIN BOX]          Date
voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trustor in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign.

                                                                            --------------------------------------------------------
                                                                            ________________________________________________________
                                                                            Signature (Joint Owners)                    Date
------------------------------------------------------------------------------------------------------------------------------------

      PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                     USING THE ENCLOSED ENVELOPE.
        NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.